                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      November 21, 2006
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                   Citigroup Commercial Mortgage Trust 2006-C5
                       (Exact name of the Issuing Entity)
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           Commission File Number of the Issuing Entity: 333-132746-01

                     Citigroup Global Markets Realty Corp.,
      PNC Bank, National Association and LaSalle Bank National Association
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             (Exact name of the Sponsor as specified in its charter)

                  Citigroup Commercial Mortgage Securities Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-132746

Delaware                             333-132746-02                13-3439681
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(State or Other Jurisdiction          (Commission               (IRS Employer
of Incorporation)                      File Number)          Identification No.)

388 Greenwich Street, New York, New York                                10013
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code       (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On November 21, 2006, a pooling and servicing agreement dated as of
November 1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among Citigroup Commercial Mortgage Securities Inc. as depositor (the
"Registrant"), Midland Loan Services, Inc. and Wachovia Bank, National
Association as master servicers, LNR Partners, Inc. as special servicer and
LaSalle Bank National Association as trustee. The Pooling and Servicing
Agreement was entered into for the purpose of issuing a single series of certificates, entitled Citigroup Commercial Mortgage Trust 2006-C5 (the
"Citigroup Commercial Mortgage Trust 2006-C5"), Commercial Mortgage Pass-Through
Certificates, Series 2006-C5 (the "Certificates"). Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D and Class XP
(collectively, the "Publicly-Offered Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-132746).
The Publicly-Offered Certificates were sold to Citigroup Global Markets Inc.
("Citigroup"), LaSalle Financial Services, Inc., PNC Capital Markets LLC and
Banc of America Securities LLC (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of November 8, 2006 (the "Underwriting
Agreement"), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "CGMRC Mortgage
Loans") were acquired by the Registrant from Citigroup Global Markets Realty
Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of November 8, 2006 (the "CGMRC Mortgage Loan Purchase Agreement"). Certain
of the mortgage loans backing the Publicly-Offered Certificates (the "LaSalle
Bank Mortgage Loans") were acquired by the Registrant from LaSalle Bank,
National Association ("LaSalle Bank") as seller pursuant to a mortgage loan purchase agreement dated as of November 8, 2006 (the "LaSalle Bank Mortgage Loan
Purchase Agreement"). The remaining mortgage loans backing the Publicly-Offered
Certificates (the "PNC Bank Mortgage Loans"; the CGMRC Mortgage Loans, the
LaSalle Bank Mortgage Loans and the PNC Bank Mortgage Loans, collectively, the
"Mortgage Loans") were acquired by the Registrant from PNC Bank, National
Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of November 8, 2006 (the "PNC Bank Mortgage Loan Purchase
Agreement"; the CGMRC Mortgage Loan Purchase Agreement, the LaSalle Bank
Mortgage Loan Purchase Agreement and the PNC Bank Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC, LaSalle Bank or PNC Bank as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number
333-132746-02, for the Citigroup Commercial Mortgage Trust 2006-C5, and the
description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the
Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the
Registrant for the Citigroup Commercial Mortgage Trust 2006-C5.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 28, 2006

                                           CITIGROUP COMMERCIAL MORTGAGE
                                            SECURITIES INC.

                                           By: /s/ Angela Vleck
                                               ---------------------------------
                                           Name:  Angela Vleck
                                           Title: Vice President

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